UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

Aramark

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts!
ARAMARK 2023 Annual Meeting Vote by February 2, 2023 11:59 PM ET

ARAMARK 2400 MARKET STREET PHILADELPHIA, PA 19103

D93962-P82940

 You invested in ARAMARK and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on February 3, 2023.

 Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s). Please make the request by January 20, 2023 to facilitate timely delivery. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	Susan M. Cameron	For

1b.	Greg Creed	For

1c.	Bridgette P. Heller	For

1d.	Paul C. Hilal	For

1e.	Kenneth M. Keverian	For

1f.	Karen M. King	For

1g.	Patricia E. Lopez	For

1h.	Stephen I. Sadove	For

1i.	Kevin G. Wills	For

1j.	Arthur B. Winkleblack	For

1k.	John J. Zillmer	For

2.	To ratify the appointment of Deloitte & Touche LLP as Aramark’s independent registered public accounting firm for the fiscal year ending September 29, 2023.	For

3.	To approve, in a non-binding advisory vote, the compensation paid to the named executive officers.	For

4.	To approve the Aramark 2023 Stock Incentive Plan.	For

Note: Such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Our Board has fixed the close of business on December 12, 2022 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. A list of these shareholders will be made available to shareholders during the meeting at www.virtualshareholdermeeting.com/ARMK2023.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D93963-P82940